UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 20, 2019

Valaris plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, U.S. $0.40 par value	VAL	New York Stock Exchange
4.70% Senior Notes due 2021	VAL21	New York Stock Exchange
4.50% Senior Notes due 2024	VAL24	New York Stock Exchange
8.00% Senior Notes due 2024	VAL24A	New York Stock Exchange
5.20% Senior Notes due 2025	VAL25A	New York Stock Exchange
7.75% Senior Notes due 2026	VAL26	New York Stock Exchange
5.75% Senior notes due 2044	VAL44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01 Other Events	4
SIGNATURE	5

Item 8.01	Other Events

On August 20, 2019, Valaris plc (the “Company”) entered into amendments to its VALARIS DS-13 and VALARIS DS-14 drillship contracts with Daewoo Shipbuilding & Marine Engineering Co. Ltd. (the “Amendments”) to provide for, among other things, two-year extensions of the delivery date of each rig in exchange for  the Company’s payment of all holding costs and accrued interest through March 31, 2019, totaling approximately $23 million, which is expected to be paid in the third quarter 2019. The new delivery dates for the DS-13 and DS-14 are September 30, 2021 and June 30, 2022, respectively.  We can elect, however, to request earlier delivery in some cases.  The interest rate for each drillship’s final milestone payment increased from 5% to 7% from October 1, 2019, for the DS-13, and July 1, 2020, for the DS-14, until the actual delivery date. The final milestone payments and interest are due at the new delivery dates (or, if accelerated, the actual delivery dates) and are estimated to be approximately $313 million in aggregate for both rigs. The Company may provide a promissory note maturing December 31, 2022 in lieu of payment on the delivery date. The interest rate on such promissory note increased from 5% to 9% for the period from the new rig delivery date to the note maturity date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris plc

Date:	August 27, 2019	/s/ Michael T. McGuinty Michael T. McGuinty Senior Vice President and General Counsel

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